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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 8, 2001


                             ESCO TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)



 Missouri                           1-10596                       43-1554045
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 (State or Other                    (Commission             (I.R.S. Employer
 Jurisdiction of Incorporation)     File Number)           Identification No.)


 8888 Ladue Road, Suite 200, St. Louis, Missouri                  63124-2056
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 (Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:   (314) 213-7200
                                                   -----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.

         Effective October 15, 2001, Registrar and Transfer Company, of Cranford, New Jersey, is appointed registrant's new (i) Stock Transfer Agent and Registrar; (ii) Exchange Agent for the exchange of certificates representing registrant's common stock trust receipts for certificates representing registrant's common stock; and (iii) Rights Agent with respect to the preferred stock purchase rights held by all holders of common stock and common stock trust receipts under registrant's Amended and Restated Rights Agreement. See press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.                Description of Exhibit

     99.1                  Press release dated October 8, 2001.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ESCO TECHNOLOGIES INC.



Date: October 8, 2001                     By:   /s/ Charles J. Kretschmer
                                             -----------------------------------
                                                   Charles  J. Kretschmer
                                                   Senior Vice President and
                                                   Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.        Description of Exhibit

99.1               Press release dated October 8, 2001.



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